Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,499,070.58
Previously Paid Amount	10,069.19
Total Fee Amount	6,773.10
Total Offset Amount	0.00
Net Fee	$ 0.00